                                                                       EXHIBIT 1

                        SATELLINK COMMUNICATIONS, INC.

                     ______________ SHARES OF COMMON STOCK

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                            ____________, 1999

J.C. BRADFORD & CO.
MORGAN KEEGAN & COMPANY, INC.
  As Representatives of the several Underwriters
c/o J.C. Bradford & Co.
J.C. Bradford Financial Center
330 Commerce Street
Nashville, Tennessee 37201

Ladies and Gentlemen:

  Satellink Communications, Inc., a Georgia corporation (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the
                                                      ----------
"Underwriters") for whom you are acting as the representatives (the "Representatives") ______________ shares (the "Company Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), and the shareholders of the Company named on Schedules II and III hereto (the "Inside
                                     --------------------
Selling Shareholders" and the "Outside Selling Shareholders," respectively and, together, the "Selling Shareholders") propose to sell to the Underwriters ___________ shares of the Common Stock (the "Selling Shareholder Shares"). The Company Shares and the Selling Shareholder Shares are hereinafter referred to collectively as the "Firm Shares." The Company has also agreed to grant to you an option (the "Option") to purchase up to ____________ additional shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b) hereof. The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

  The Company and the Selling Shareholders confirm as follows their agreements with you.

  1.  AGREEMENT TO SELL AND PURCHASE; PUBLIC OFFERING.
      -----------------------------------------------

  (a) On the basis of the representations, warranties, agreements and covenants herein contained, and subject to all the terms and conditions of this Underwriting Agreement (the "Agreement"), the Company agrees to sell to the Underwriters an aggregate of ______________ Firm Shares, and each of the
Selling Shareholders agrees, severally and not jointly, to sell to the Underwriters the aggregate number of Firm Shares set forth opposite such
Selling Shareholder's name in Schedule II or III hereto, and each of the
                              -----------    ---
Underwriters, severally and not jointly, agrees
       to purchase at the purchase price of $______ per share the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto.
                                                          ----------

  (b) Subject to all the terms and conditions of this Agreement, the Company also grants the Underwriters the Option to purchase, severally and not jointly, up to ____________ Option Shares from the Company, each at the same price per share as the Underwriters shall pay for the Firm Shares. The Underwriters shall not be under any obligation to purchase any Option Shares prior to the exercise of such option. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares and may be exercised in whole or in part at any time or from time to time on or before the 30th day after the date of the Prospectus (as defined below) upon written or telephonic notice (the "Option Shares Notice") by you to the Company no later than 12:00 noon, Atlanta, Georgia time, at least two and no more than 15 full business days before the date and time specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and unless otherwise adjusted by the Representatives, each of the Underwriters will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing.

  (c) After the Registration Statement becomes effective, upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Firm Shares and any Option Shares purchased by the Underwriters for sale initially at the price per share set forth in the Prospectus (the initial offering price) and upon the terms set forth therein.

  2.   DELIVERY AND PAYMENT.
       --------------------

  Delivery of the Firm Shares shall be made to you by or on behalf of the Company and the Selling Shareholders against payment of the purchase price by federal funds wire transfer payable in same day funds to the order of the Company at the offices of J.C. Bradford & Co., J.C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by the Representatives and the Company, at 10:00 a.m., Nashville time, on the third or, if the Firm Shares are priced, as contemplated by Rule 15c6-1(c) promulgated pursuant to the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), after 4:30 p.m., Washington, D.C. time, the fourth full business day following the date of this Agreement (the "Closing Date"), or at such other time on such date, or at such other place, as may be agreed upon by the Company and the Representatives.

  To the extent, if any, that the Option is exercised, delivery of the Option Shares against payment therefor (in the manner specified above) will take place at the offices specified above on the Option Closing Date (which, subject to the requirements set forth above for the Option Shares Notice, may be the Closing
Date).

  Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as you shall request not less than 48 hours prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company.

For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be, at a location to be designated by you, which may be in New York, New York, or elsewhere. If the Representatives so elect, delivery of the Shares may be made by credit through full fast transfer to the accounts designated by the Representatives at The Depository Trust Company.

  The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Company Shares and Option Shares by the Company to the Underwriters shall be borne by the Company. The Company will pay and save each of the Underwriters and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Company Shares and Option Shares.

  3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
      ---------------------------------------------

  The Company represents, warrants and covenants to each of the Underwriters that:

  (a) The Company has prepared and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-49839) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Commission thereunder. The registration statement and all amendments thereto have been duly authorized and executed by the Company in accordance with the Rules and Regulations. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to you. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus necessary to permit such registration statement to become effective, will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations, if required. The term "Registration Statement" as used herein means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date.

  (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent thereto through and including the

Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did and will comply with all applicable provisions of the Act and the Rules and Regulations and did and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment or supplement did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this
Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the only information relating to the Representatives furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus and the Prospectus is the information in the last paragraph on the cover page, the paragraphs relating to stabilization on the inside front cover and the statements set forth under the heading "Underwriting" in any preliminary prospectus or the Prospectus.

  (c) The Company and each of its subsidiaries, as defined in the Rules and Regulations (individually, a "Subsidiary" and collectively, the "Subsidiaries"), are, and at the Closing Date and, if later, the Option Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Company is the sole legal and beneficial owner of all securities of the Subsidiaries free and clear of all liens, charges and encumbrances. The Company and each of the Subsidiaries has, and at the Closing Date and, if later, the Option Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company and each Subsidiary is, and at the Closing Date and, if later, the Option Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, and the Company has not received notice of any proceeding in any jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, the Company's or any Subsidiary's power, authority, licensing or qualification. Except for the stock of the Subsidiaries or as disclosed in the Registration Statement, the Company does not own, and at the Closing Date and, if later, the Option Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the Restated Articles of Incorporation (the "Restated Articles") and the Bylaws (the "Bylaws") of the Company and the certificate of incorporation and bylaws, or the organizational documents and operating agreements, as the case may be, of each Subsidiary and all amendments thereto have been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

  (d) The outstanding shares of the Company's Common Stock have been, and the Shares to be issued and sold by the Company upon such issuance and delivery and payment therefor in the manner herein described will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Stock in the Registration Statement and the Prospectus is, and at the Closing Date and, if later, the Option Closing Date will be, complete and accurate in all respects. All offers and sales of securities of the Company have been at all relevant times duly registered under or exempt from the registration requirements of the Act and were duly registered under or exempt from the registration requirements of all applicable state securities or Blue Sky laws. Except as set forth in the Prospectus and except for options issued under the Company's stock option plans, the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell any shares of Common Stock or any such warrants, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

  (e) The financial statements together with the related notes and schedules included in the Registration Statement or the Prospectus are accurate in all material respects and present fairly the financial condition of the Company and all entities that have been acquired by the Company as of the respective dates thereof and the results of operations and cash flows of the Company and all entities that have been acquired by the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. The financial and statistical data set forth in the Prospectus under the captions "Prospectus Summary," "Summary Consolidated Financial and Operating Data," "Use of Proceeds," "Capitalization," "Selected Consolidated Financial and Operating Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management" and "Principal and Selling Shareholders" have been compiled on a basis consistent with that of the audited financial statements contained in the Registration Statement and Prospectus and fairly present the information set forth therein. No other financial statements or schedules of the Company are required by the Act, the Exchange Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Arthur Andersen LLP (the "Accountants"), who have reported on certain of such financial statements and schedules, are independent auditors with respect to the Company as required by the Act and the Rules and Regulations.

  (f) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company's system of internal accounting controls is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, except as disclosed in the Prospectus, neither the Company nor, to the knowledge of the Company, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, the receipt or payment of which could have a material adverse effect on the Company.

  (g) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

  (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, except as set forth in the Registration Statement and the Prospectus, (i) there has not been and will not have been any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, arising for any reason whatsoever, (ii) the Company has not incurred nor will it incur any material liabilities or obligations, direct or contingent, except in the ordinary course of business, (iii) the Company has not entered into any material transaction not in the ordinary course of business, (iv) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock, (v) there has not been and will not have been any change in the capitalization of the Company other than pursuant to the exercise of employee stock options or the issuance of shares under the Company's stock option plans and (vi) there has not been any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect on the business, business prospects, condition (financial or otherwise) or results of operations of the Company.

  (i) The Company has timely filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown thereon, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company that might have a material adverse effect on the business, properties, business prospects, condition

(financial or otherwise) or results of operations of the Company, and all tax liabilities are adequately provided for on the books of the Company.

  (j) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

  (k) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any Subsidiary or any of their respective officers in their capacity as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially and adversely affect the Company or its business, properties, business prospects, condition (financial or otherwise) or results of operations or prevent or materially hinder the consummation of the transactions contemplated by this Agreement.

  (l) The Company has not at any time during the past five years: (i) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law; or (ii) made any payment to any state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payment required or permitted by applicable law).

  (m) The Company and each Subsidiary has, and at the Closing Date and, if later, the Option Closing Date will have: (i) all governmental licenses, certificates, permits, consents, orders, approvals and other authorizations, including licenses granted by the Federal Communications Commission (the "FCC") for and related to the provision of wireless and wireline telecommunications services (the "FCC Licenses"), necessary to carry on the Company's business as contemplated in the Prospectus; (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business or properties; and
(iii) performed all obligations required to be performed by it and is not, and at the Closing Date and, if later, the Option Closing Date will not be, in default, under any contract or other instrument material to it to which it is a party or by which its property is bound or affected where such default would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries or prevent or materially hinder the consummation of this Agreement. To the best knowledge of the Company and each Subsidiary, as of the date of this Agreement, the Closing Date and, if later, the Option Closing Date, no other party under any contract or other instrument to which it is a party is in default thereunder, nor at the Closing Date and, if later, the Option Closing Date will any of them be, in violation of any provision of its certificate of incorporation or bylaws. All FCC Licenses of the Company and its Subsidiaries are in full force and effect and have been duly issued in the name of, or validly assigned to, the Company or one of its Subsidiaries, and no default or breach exists thereunder. No event has occurred with respect to the FCC Licenses that permits, or after giving notice, lapse of time or both would permit, revocation or termination of any such FCC License or would result in any material impairment of the rights of the holder thereof. All of such FCC Licenses are in effect for the usual FCC License terms and are unimpaired by any condition of other restriction imposed by the FCC or other governmental authority (other than restrictions and conditions generally applicable to licenses of the same or similar type or class).

  All applications necessary for renewal or extension of the FCC Licenses have been timely filed in accordance with the requirements of the FCC or other governmental authority issuing such FCC Licenses, except where the failure to timely file such application would not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company. The Company has not been informed that any of the FCC Licenses will not be renewed in the ordinary course, and the Company has not received notice of any allegations, complaints, charges, investigations, renewal or revocation hearings, or other proceedings, having been threatened or initiated in any forum, nor, to the best of the Company's knowledge, has any governmental authority (including, but not limited to, the FCC) proposed, announced, used, or adopted any amendment, modification, or change to any law or regulation, with respect to or impacting upon such FCC Licenses.

  (n) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares.

  (o) The filing of the Registration Statement and the execution and delivery of this Agreement have been duly authorized by the Board of Directors of the Company, and the Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or bylaws of the Company or the Subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of its or their properties are bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any Subsidiary; the occurrence of which would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries or prevent or materially hinder the consummation of this Agreement.

  (p) The Company and each Subsidiary has good and valid title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company. The Company and each Subsidiary has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, and with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiaries, and the Company has no notice or knowledge of any material claim of any sort which has been, or may be, asserted by anyone adverse to the Company's or a Subsidiary's rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's or a Subsidiary's rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms thereof. The Company and each Subsidiary owns or leases all such properties as are necessary to its operations as now conducted.

  (q) Each of the Company and the Subsidiaries owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights, and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights owned or used by the Company, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries.

  (r) To the best of the Company's knowledge, no labor disturbance by the employees of the Company or any of the Subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers that could be expected to result in a material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries.

  (s) The Company and the Subsidiaries maintain insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their respective business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company or the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries.

  (t) Except as described in the Registration Statement and the Prospectus or except as would not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, to the best knowledge of the Company after due inquiry, there is no factual basis for any action, suit or other proceeding involving the Company, the Subsidiaries or any of their material assets for any failure of the Company, the Subsidiaries or any predecessor thereof, to comply with any requirements of federal, state, local or foreign regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment. Except as described in the Registration Statement and the Prospectus, to the best knowledge of the Company after due inquiry, none of the property owned or leased by the Company or the Subsidiaries is contaminated with any waste or hazardous substances, and neither the Company nor the Subsidiaries may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in Section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)9601, et seq.
                                                           ------
  (u) All documents or contracts required to be filed as exhibits to the Registration Statement to which the Company or any Subsidiary is a party have been filed as exhibits to the Registration Statement and have been duly authorized, executed and delivered by the Company or such Subsidiary and constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof, except where the lack of authorization, execution, delivery or enforceability of any such contract would not materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries or prevent or materially hinder the consummation of the transactions contemplated by this Agreement.

  (v) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to any of the Underwriters was or will be, when made, inaccurate, untrue or incorrect.

  (w) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the Common Stock, and the Company is not aware of any such action taken or to be taken by affiliates of the Company.

  (x) No holder of securities of the Company has rights which have not been exercised or waived to require the registration of any securities of the Company because of the filing of the Registration Statement. Other than the registration rights granted pursuant to: (i) that certain Series A Preferred Stock Purchase Agreement and Amendment to Stockholders Agreement, dated July 25, 1989, by and between the Company, the several purchasers and the several security holders of the Company (the "Series A Rights"); (ii) those certain Series C Convertible Preferred

Stock Purchase Agreements, dated November 17, 1995, and among the Company and the several purchasers of Series C Convertible Preferred Stock (the "Series C Rights"); (iii) Options to purchase Common Stock of the Company granted to certain principals of The Breckenridge Group, Inc. (the "Breckenridge Rights"); and (iv) Preferred Stock and Warrant Purchase Agreements, dated April 3, 1998, by and among the Company and the several purchasers of Series D Redeemable Preferred Stock (the "Series D Rights," and collectively with the Series A Rights, Series C Rights and Breckenridge Rights, the "Registration Rights Agreements"), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

  (y) The Company has taken such action as necessary to have the Shares authorized for trading, and the Shares have been approved for listing, on the National Association of Securities Dealers Automated Quotation National Market System (the "Nasdaq National Market") upon notice of issuance.

  (z) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

  (aa) Other than as set forth in any preliminary prospectus and the Prospectus, the Company's internal systems and software and the network connections it maintains are adequately programmed to address the Year 2000 issue.

  (bb) Each of the Company and its Subsidiaries: (i) is in compliance with the provisions of the Federal Communications Act of 1934, as amended (the "Communications Act"), as implemented, interpreted, and applied by the FCC; (ii) is in compliance with FCC requirements and restrictions relating to FCC License ownership and will continue to be in such compliance immediately following the Closing Date, and if applicable, the Option Closing Date; (iii) has duly and timely filed all reports and other filings which are required to be filed by it under the Communications Act or any other applicable law, rule or regulation of any governmental authority; and (iv) is in compliance with all such laws, rules and regulations, the noncompliance with which would affect the continuation of any FCC License held by the Company or any of its Subsidiaries. All information provided by or on behalf of the Company or any Subsidiary in any filing with the FCC was, at the time of filing, true, complete and correct in all material respects when made, and the FCC has been notified of any substantial or significant changes in such information as may be required in accordance with applicable laws, rules and regulations.

  (cc) The Company is in compliance with all covenants of the Company and is not in default or breach of any of the terms and provisions set forth in that certain Third Amended and Restated Loan and Security Agreement, dated June 27, 1997, by and among the Company, Satellink Paging, LLC, certain named Lenders and Creditanstalt-Bankverein, as amended by that

First Amendment, dated March 11, 1998, and Second Agreement, dated October 13, 1998, to the Third Amended and Restated Loan and Security Agreement by and among the Company, Satellink Paging, LLC, certain named Lenders and Creditanstalt-Bankverein, as amended, modified or supplemented from time to time (the "Loan Agreement"), and after giving effect to the Offering, the Company will continue to be in compliance with the covenants, terms and provisions of the Loan Agreement.

  (dd) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty to each Underwriter as to the matters covered thereby.

  (ee) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date or the Option Closing Date, as the case may be, or
(ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any preliminary prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

  (ff) The Company has not violated any applicable laws relating to immigration and has employed only individuals authorized to work in the United States and has never been the subject of any inspection or investigation relating to its compliance with or violation of the Immigration Reform and Control Act of 1986 and all Regulations promulgated thereunder.

  (gg) Other than as set forth in the Prospectus and subject to the qualifications stated therein, the Company's products, services and internal systems and software are adequately programmed to address the Year 2000 issue.

  4.  REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS.
      ----------------------------------------------------------

  Each of the Selling Shareholders, severally and not jointly, represents, warrants and covenants to each Underwriter that:

  (a) Such Selling Shareholder at the Closing Date will have good and valid title to the Shares set forth in Schedule II or Schedule III to be sold by such
                                 -----------    ------------
Selling Shareholder, free and clear of any liens, encumbrances, equities and claims (other than as imposed by the Act or this Agreement), and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, good and valid title thereto, free and clear of any liens, encumbrances, equities and claims, will be transferred to the Underwriters.

  (b) Such Selling Shareholder has duly executed and delivered the Custody Agreement and Power of Attorney (the "Custody Agreement") in the form previously
delivered to the Underwriters, appointing        and      , and each of them, as
such Selling Shareholder's attorney-in-fact (the "Attorney-in-Fact") and       ,
as custodian (the "Custodian"). The Attorney-in-Fact is authorized to execute, deliver and perform this Agreement on behalf of such Selling Shareholder, to deliver the Shares to be sold by such Selling

Shareholder hereunder, to accept payment therefor and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. Certificates, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, representing the Shares to be sold by such Selling Shareholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Shareholder agrees that the shares of Common Stock represented by the certificates on deposit with the Custodian are subject to the interests of the Company, the Underwriters and the other Selling Shareholders hereunder, that the arrangements made for such custody and the appointment of the Attorney-in-Fact are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated except as provided in this Agreement and the Custody Agreement. If such Selling Shareholder should die, become disabled or be declared incompetent, dissolve or become insolvent, or if any other event should occur before the delivery of the Shares of such Selling Shareholder hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, disability, incompetency, dissolution, insolvency or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

  (c) Such Selling Shareholder, acting through its duly authorized Attorney-in-Fact, has duly executed and delivered this Agreement; this Agreement constitutes a legal, valid and binding obligation of such Selling Shareholder; all authorizations and consents necessary for the execution and delivery of this Agreement and the Custody Agreement on behalf of such Selling Shareholder and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder have been given, except as may be required by the Act or state securities laws or the NASD; and such Selling Shareholder has the legal capacity and full right, power and authority to execute this Agreement and the Custody Agreement.

  (d) The performance of this Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby by each of the Selling Shareholders will not result in a material breach or violation of, or material conflict with, any of the terms or provisions of, or constitute a material default by such Selling Shareholder under, any indenture, mortgage, deed of trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Shareholder or any of its properties is bound, any statute, or any judgment, decree, order, rule or regulation or any court or governmental agency or body applicable to such Selling Shareholder or any of its properties.

  (e) Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offer and sale of the Shares other than any preliminary prospectus prepared and filed by the Company with the Commission or the Prospectus or other material permitted by the Act.

  (f) Such Selling Shareholder is not prompted to sell the Shares to be sold by such Selling Shareholder by any material, non-public information concerning the Company that is not fully and fairly disclosed in the preliminary prospectus or the Prospectus.

  (g) To the extent that any statements or omissions made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such Registration Statement, preliminary prospectus and Prospectus and any amendments or supplements thereto did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

  (h) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory body, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement by such Selling Shareholder, and the consummation by it of the transactions herein contemplated (other than as required by the Act, state securities laws and the NASD).

  (i) Any certificates signed by or on behalf of such Selling Shareholder as such and delivered to the Representatives or to counsel for the Representatives shall be deemed a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

  (j) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated such Selling Shareholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

  (k) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action intended to constitute or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock.

  (l) Such Selling Shareholder is not a member of the NASD that is participating in the distribution of the Shares or a "person associated with a member," as that term is defined in the NASD's Review of Corporate Financing Interpretation.

  5.  REPRESENTATIONS AND WARRANTIES OF THE INSIDE SELLING SHAREHOLDERS.
      -----------------------------------------------------------------

  Each of the Inside Selling Shareholders, severally and not jointly, represents, warrants and covenants to each Underwriter that, to such Insider Selling Shareholder's knowledge, the representations and warranties of the Company contained in Section 3 of this Agreement are true and correct in all material respects. Such Inside Selling Shareholder has reviewed and is familiar with the Registration Statement as originally filed with the Commission and the preliminary prospectus contained therein, and to such Selling Shareholder's knowledge, the preliminary prospectus dos not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

  6.  COVENANTS OF THE COMPANY.
      ------------------------

      The Company covenants and agrees with each of the Underwriters as follows:

  (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to you within a reasonable period of time prior to the filing thereof and you shall not have objected thereto in good faith.

  (b) The Company will use its reasonable best efforts to cause the Registration Statement and any amendment thereto, if not effective at the time and date that this Agreement is executed by the parties hereto, to become effective as promptly as possible and will notify you promptly and confirm such advice in writing: (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective; (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof; (iv) of the happening of any event during the period mentioned in the second sentence of Section 6(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and (v) of receipt by the Company or any representatives or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal of such order as soon as possible. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representatives promptly of all such filings. If the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations, have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed.

  (c) The Company will furnish to you at or before the Closing Date, without charge, four signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, and will furnish you with such number of copies of the Registration Statement, without exhibits, and all amendments thereto as you may reasonably request.

  (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement. The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations, and shall also file with state securities commissions in states where the Shares have been sold by you (as you shall have advised us in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

  (e) On the Effective Date, and thereafter from time to time until expiration of the period mentioned in the second sentence of this Section 6(e), the Company will deliver to each of you, without charge, as many copies of the Prospectus or any amendment or supplement thereto as you may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by you and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or your counsel should be set forth in the Prospectus in order to make any statement therein, in light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of you, without charge, such number of copies thereof as you may reasonably request.

  (f) Prior to any public offering of the Shares by you, the Company will cooperate with you and your counsel in connection with the exemption of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you may request; provided, that in no event shall the
                                  --------
Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

  (g) During a period of three years after the date hereof, the Company will furnish to its shareholders annual reports (including financial statements audited by independent certified public accountants) as soon as practicable after the end of each fiscal year and will make available to its shareholders unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder, upon request (i) concurrently with furnishing or making available such reports to its shareholders, statements of operations of the Company for each of the first three quarters in the form furnished to the Company's shareholders, (ii) concurrently with furnishing to its shareholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, shareholders' equity and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants, (iii) as soon as they are available, copies of all reports (financial or other) mailed to shareholders, (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the

Commission, any securities exchange or the NASD and (v) any additional information of a public nature concerning the Company, or the Subsidiaries, or its business which you may reasonably request.

  (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the 15th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

  (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to: (i) the preparation, printing, and filing of the Registration Statement and exhibits to it, each preliminary prospectus; the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus; (ii) the preparation and delivery of certificates representing the Shares; (iii) the printing of this Agreement and other underwriting documents, including Underwriter's Questionnaires, Underwriter's Powers of Attorney, Blue Sky Memorandum, Master Agreement Among Underwriters and Master Selected Dealer Agreements; (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the quotation of the Shares on the Nasdaq National Market; (vi) any filings required to be made by you with the NASD (but not the fees and disbursements of your counsel in connection therewith); (vii) the exemption of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 6(f), including the fees, disbursements and other charges of your counsel in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda (subject to a maximum fee of $2,000 assuming no unusual circumstances); and (viii) the transfer agent for the Shares.

  (j) If this Agreement shall be terminated by the Company or if for any reason the Company shall be unable to perform its obligations hereunder, or if this Agreement shall be terminated by the Underwriters in accordance with Section 9 hereof, the Company will reimburse you for all out-of-pocket expenses (including the fees, disbursements and other charges of your counsel) reasonably incurred by you in connection herewith.

  (k) The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares. The Company will not make bids for or purchases of or induce bids for or purchases of, directly or indirectly, any shares of Common Stock or securities convertible into Common

Stock of the Company until the distribution of all shares of Common Stock being sold in the public offering has been completed.

  (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds," which description complies in all respects with the requirements of Item 504 of Regulation S-K.

  (m) During the period of 180 days commencing at the Closing Date, the Company will not, without the prior written consent of J.C. Bradford & Co., grant options to purchase shares of Common Stock, except in accordance with the provisions of the Company's stock option plans as previously approved by the Company's shareholders and except at prices equal to or greater than "fair market value," as defined in the Company's stock option plans as in effect on the date hereof.

  (n) Except pursuant to this Agreement or with the prior written consent of J.C. Bradford & Co., the Company will not, and the Company has provided agreements executed by each of the Company's executive officers and directors, each Selling Shareholder and certain other shareholders of the Company providing that none of them will, for a period of 180 days from the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the Rules and Regulations and the Exchange Act Rules and Regulations) or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise); provided, however, that
                                                        --------  -------
the exercise of stock options or other purchases of Common Stock under stock option plans or other incentive compensation arrangements for employees or directors as previously approved by the Company's Board of Directors and as in effect on the date hereof shall not be prohibited.

  (o) The Company will maintain and keep accurate books and records reflecting its assets and maintain internal accounting controls which provide reasonable assurance that: (i) transactions are executed in accordance with management's authorization; (ii) transactions are recorded as necessary to permit the preparation of the Company's financial statements and to maintain accountability for the assets of the Company; (iii) access to the assets of the Company is permitted only in accordance with management's authorization; and (iv) the recorded accounts of the assets of the Company are compared with existing assets at reasonable intervals.

  (p)  If at any time during the 25-day period after the Registration
Statement is declared effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in your opinion, the market price for the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising it as to the effect set forth above, prepare, consult with you concerning the necessity and the substance of and disseminate a press release or other public statement reasonably satisfactory to you responding to or commenting on such rumor, publication or event.

  (q) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Act.

  (r) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

  (s) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Company will not issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company, the business, properties, assets, liabilities, financial condition or results of operations of the Company, or the offering of the Shares, without your prior consent which shall not be unreasonably withheld.

  (t) The Company will use its best efforts to maintain the quotation of the Shares on the Nasdaq National Market.

  (u) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

  (v) On or prior to the Closing Date, the Company will take all steps necessary to complete the conversion of the Series A Convertible Preferred Stock and Series C Convertible Preferred Stock into Common Stock, and such conversion shall have been consummated.

  7.  CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS.
      -------------------------------------------------

  The respective obligations of the Underwriters to purchase and pay for the Shares shall be subject to the following conditions:

  (a) Notification that the Registration Statement has become effective shall be received by you not later than 5:30 p.m., Atlanta, Georgia time, on the date of this Agreement or at such later date and time as shall be consented to in writing by you and all filings required by Rule 424, Rule 430A, Rule 434 and Rule 462(b) of the Rules and Regulations shall have been made.

  (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or, to the knowledge of the Company, threatened by the Commission, (ii) no order suspending the effectiveness of the registration or exemption of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect, and no proceeding for such purpose shall be pending before or threatened or contemplated by the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and to the satisfaction of the Representatives, (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to you and you did not object thereto in good faith,
(v) the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same, and (vi) and you shall have received certificates, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and
(iii).

  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change, or any development involving a prospective material adverse change, in the general affairs, business, business prospects, properties, management, key personnel, condition (financial or otherwise) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in the Registration Statement and the Prospectus (or, in the case of a prospective change, other than as contemplated by the Registration Statement and the Prospectus) and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane or other casualty or calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in your reasonable judgment any such development makes it inadvisable to consummate the sale and delivery of the Shares by you at the public offering price. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

  (d) All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to counsel to the Underwriters, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 7(d).

  (e) Each of the representations and warranties of the Company contained herein shall be true, accurate and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

  (f) The Underwriters shall have received an opinion, dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, satisfactory in form and substance to your counsel, from Alston & Bird LLP, counsel to the Company, to the effect:


  (i) The Company is a corporation in good standing under the laws of the State of Georgia, with corporate power under such laws to own and use its assets and to conduct its business as described in the Prospectus. Each of the Company's Subsidiaries is a corporation in good standing under the laws of the state of its incorporation or organization, with corporate power under such laws to own and use its assets and to conduct its business as now conducted. The outstanding stock of each of the Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. Other than as disclosed in any preliminary prospectus and the Prospectus, all of the outstanding stock of each of the Subsidiaries is owned by the Company, free and clear of all possessory (and, to our knowledge, other) liens, pledges, encumbrances, equities or claims of any kind. Other than as disclosed in any preliminary prospectus and the Prospectus, to our knowledge, no options or warrants or other rights to purchase from the Company or any Subsidiary, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or other ownership interests in any of the Company's Subsidiaries are outstanding.



  (ii) As of the date specified therein, the Company had historical authorized and issued capital stock as set forth in the Prospectus under the heading "Capitalization."


  (iii) The Shares being sold by the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company against payment of the consideration set forth in the Underwriting Agreement, will be validly issued, fully paid and nonassessable and no holder thereof is or will be subject to personal liability by reason of being such a holder.

  (iv) All of the other outstanding shares of capital stock have been duly authorized and validly issued and (upon the assumption, which such counsel need not independently verify, that the Company has received the full consideration for such shares) are fully paid and nonassessable; and none of the outstanding shares of capital stock was issued in violation of any preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the transfer of, the Shares or any other shares of Common Stock pursuant to the Company's Articles of Incorporation, Bylaws or, to the knowledge of such counsel, any agreement (other than this Agreement) or instrument to which the Company or any Selling Shareholder is a party or by which it may be bound.

  (v) The Shares conform in all material respects as to legal matters to the description thereof in the Prospectus under the caption "Description of Capital Stock."

  (vi) To the knowledge of such counsel, all sales of the Company's securities prior to the Closing Date were at all relevant times duly registered under the Securities Act and applicable state securities or "blue sky" laws or were exempt from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws, or if such securities were not registered or exempt in compliance with the Securities Act and applicable state securities or "blue sky" laws, any private rights of action for rescission or damages arising from the failure to register any such securities are time barred by applicable statutes of limitations or equitable principles, including laches.

  (vii) To the knowledge of such counsel, neither the filing of the Registration Statement nor the offer or sale of the Shares as contemplated thereby gives rise to any rights for or related to the registration of any shares of Common Stock or any other securities of the Company other than rights related to shares included in the Shares and such rights as have been waived by the holder or holders thereof to the date hereof.

  (viii) The Company has duly authorized the execution and delivery of the Underwriting Agreement and the performance by the Company thereunder and has duly executed and delivered this Agreement, and assuming the due authorization, execution and delivery of this Agreement by the Underwriters and [ ], this Agreement is enforceable against the Company and the Selling Shareholders.

  (ix) The execution and delivery by the Company of this Agreement did not, and the performance by the Company hereunder, the consummation by the Company of the transactions contemplated hereby, the issuance and sale of the Shares by the Company pursuant hereto and the compliance by the Company with all of the provisions hereof will not (with or without the giving of notice or the passage of time or both), result in any violation by the Company or any of the Subsidiaries of the certificate or articles of incorporation or bylaws of the Company or any of the Subsidiaries or, to the knowledge of such counsel, any breach of or default under any indenture, mortgage, deed of trust, loan agreement, lease or other written agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound that is an exhibit to the Registration Statement (each a "Material Agreement") except for any such breach or default which would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole, and, to the knowledge of such counsel, did not and will not result in any creation or imposition of a contractual lien or security interest in, on or against any property or assets of the Company or any of the Subsidiaries pursuant to any Material Agreement or violate in any material respect any existing federal or state constitution, statute, regulation, rule, order or law (assuming compliance with all applicable state securities or "blue sky" laws, as to which such counsel need not express any opinion), or any judicial or administrative decree, writ, judgment or order to which, to the knowledge of such counsel, the Company or any of the Subsidiaries or any of their respective properties or assets is subject; provided, however, that such counsel may assume for purposes of this opinion that all of the documents referred to and all of the other matters addressed in this paragraph (ix) are governed solely by the laws of the State of Georgia and applicable federal laws; and provided further, that such counsel need not express any opinion under this paragraph (ix) as to compliance with federal securities laws.

  (x) No consent, approval, authorization or other action by, or filing with, any governmental authority of the United States or the State of Georgia is required on the part of the Company for the performance by the Company of this Agreement and the offering, issuance and sale of the Shares, except such as have been obtained under the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder and such as may be required under state securities or "blue sky" laws in connection with the offer, sale and distribution of such Shares by the Underwriters (as to which such counsel need not express any opinion).

  (xi) The Shares have been approved for listing on The Nasdaq Stock Market's National Market upon notice of issuance.

  (xii) The descriptions in the Registration Statement and Prospectus of the Company's Articles of Incorporation and Bylaws, and of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown.

  (xiii) The Registration Statement [including any Rule 462(b) Registration Statement] and the Prospectus [and each amendment or supplement to the Registration Statement and the Prospectus] (other than the financial statements and the notes thereto and the related schedule and other financial and statistical data included therein or omitted therefrom and the section therein captioned "Underwriting," as to all of which such counsel need not express any opinion), as of their respective effective or issue dates, complied as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder. To the knowledge of such counsel, there are no contracts or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

  (xiv) The Registration Statement, [including any Rule 462(b) Registration Statement,] has been declared effective under the Securities Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission. Any required filing of the Prospectus pursuant to Rules 424(b) and 430A has been made in the manner and within the time period required.

  (xv) Neither the Company nor any of its subsidiaries is, or will be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

  In addition, such counsel shall confirm the following:

  (1) The Company and each of its subsidiaries is qualified to transact business as a foreign corporation in all states in which it is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect upon the business, financial condition or results of operations of the Company.

  (2) To the knowledge of such counsel, there is no litigation or governmental proceeding pending or overtly threatened by a written communication against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries or any of their respective properties or assets is subject, that is required to be described in the Prospectus but is not described as required.

  In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, counsel for the Underwriters and the Accountants, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on the Option Closing Date, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules and other financial and statistical information derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or the Option Closing Date, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the State of Georgia upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company or the Selling Shareholders or officers of Selling Shareholders (when the Selling Shareholder is not a natural person), and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion.

  (g) The Underwriters shall have received two opinions, each one dated the Closing Date and satisfactory in form and substance to your counsel, one from Alston & Bird LLP, counsel to the Selling Shareholders (except for ______________), and the second from Troutman Sanders LLP with respect to
_____________ to the effect:


  (i) The Shares being sold by the Selling Shareholders have been duly authorized and validly issued and (upon the assumption, which such counsel need not independently verify, that the Company has received the full consideration for such shares) are fully paid and nonassessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; and none of such Shares was issued in violation of the preemptive rights of any shareholder of the Company.

  (ii) Each of the Selling Shareholders has duly authorized, executed and delivered each of this Agreement, the Power of Attorney and the Custody Agreement, and assuming the due authorization, execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement by the other parties thereto, each of this Agreement, the Power of Attorney and the Custody Agreement is enforceable against such Selling Shareholder.

  (iii) The execution and delivery by each Selling Shareholder of this Agreement, the Power of Attorney and the Custody Agreement did not, and the performance by such Selling Shareholder hereunder, the consummation by such Selling Shareholder of the transactions contemplated hereby, the sale of the Shares being sold by such Selling Shareholder pursuant hereto and the compliance by such Selling Shareholder with all of the provisions hereof will not, to the knowledge of such counsel (with or without the giving of notice or the passage of time or both), result in any violation by such Selling Shareholder of any certificate or articles of incorporation, bylaws or partnership agreement of such Selling Shareholder or, to the knowledge of such counsel, any breach of or default under any indenture, mortgage, deed of trust, loan agreement, lease or other written agreement or instrument known to us and to which such Selling Shareholder is a party or by which it or any of its properties or assets is bound, and, to the knowledge of such counsel, did not and will not result in any creation or imposition of a contractual lien or security interest in, on or against any property or assets of such Selling Shareholder or violate in any material respect any existing federal or state constitution, statute, regulation, rule, order or law (assuming compliance with all applicable state securities or "blue sky" laws, as to which such counsel need not express any opinion), or any judicial or administrative decree, writ, judgment or order to which, to the knowledge of such counsel, such Selling Shareholder or any of its properties or assets is subject; provided, however, that such counsel may assume for purposes of this opinion that all of the documents referred to and all of the other matters addressed in this paragraph (xviii) are governed solely by the laws of the State of Georgia and applicable federal laws; and provided further, that such counsel need not express any opinion under this paragraph (xviii) as to compliance with federal securities laws.

  (iv) To the knowledge of such counsel, no consent, approval, authorization or other action by, or filing with, any governmental authority of the United States or the State of Georgia is required on the part of such Selling Shareholder for the performance by such Selling Shareholder of this Agreement, the Power of Attorney or the Custody Agreement and the offering and sale of the Shares being sold by such Selling Shareholder, except such as have been obtained under the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder and such as may be required under state securities or "blue sky" laws in connection with the offer, sale and distribution of such Shares by the Underwriters (as to which such counsel need not express any opinion).

  (v) To the knowledge of such counsel, each of the Selling Shareholders is the sole registered owner of the Shares to be sold by such Selling Shareholder, and upon delivery, duly endorsed, of such Shares to or for the account of the Underwriters against payment therefor as provided in this Agreement (assuming the Underwriters are purchasing such Shares as bona fide purchasers as defined in Section 8-302 of the Uniform Commercial Code), the Underwriters will have acquired all of the rights and interests of the Selling Shareholders in the respective Shares sold by them free of any and all liens, pledges, encumbrances, charges, agreements, equities, claims, security interests, restrictions, shareholder agreements or voting trusts. The owner of the Shares sold by each Selling Shareholder, if other than such Selling Shareholder, is precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement."

  In rendering such opinion, such counsel may rely as to matters of fact, to the extent proper, on certificates of the Selling Shareholders and the representations and warranties contained in the Custody Agreement executed by such Selling Shareholder. Such counsel also may rely as to matters of fact, to the extent proper, on certificates of responsible officers of the Company and public officials.

  (h) You shall have received on the Closing Date and, with respect to the Option Shares, the Option Closing Date, an opinion, dated the Closing Date and the Option Closing Date, respectively, of Blooston Mordkofsky, special FCC counsel for the Company, in the form attached hereto as Exhibit A.
                                                        ---------

  (i) You shall have received an opinion, dated the Closing Date and, if applicable, the Option Closing Date, from Nelson Mullins Riley & Scarborough, L.L.P., as your counsel, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to you, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

  (j) You shall have received at or prior to the Closing Date from Nelson Mullins Riley & Scarborough, L.L.P. a memorandum or memoranda, in form and substance satisfactory to you, with respect to the exemption for offering and sale by the Underwriters of the Shares under state securities or Blue Sky laws of such jurisdictions as the Underwriters may have designated to the Company.

  (k) The Representatives shall have received from the Accountants a letter dated the date hereof, and at the Closing Date a second letter dated the Closing Date (and, if applicable, the Option Closing Date), in form and substance satisfactory to the Representatives stating that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations, and the answer to Item 509 of Regulation S-K set forth in the Registration Statement is correct insofar as it relates to them, and stating that:

       (i) In their opinion, the financial statements and schedules examined by them and included in the Registration Statement or Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations and are presented in accordance with generally accepted accounting principles; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the interim financial statements, selected financial and operating data, and/or condensed financial statements derived from audited financial statements of the Company.

       (ii) The financial information included in the Preliminary Prospectus and the Prospectus under the captions "Prospectus Summary - Summary Financial and Operating Data" and "Selected Financial and Operating Data" for each of the fiscal years ended July 31, 1994, 1995, 1996, 1997 and 1998, and the six months ended January 31, 1999 agrees with the corresponding amounts in the audited financial statements included in the Prospectus or previously reported on by them.

       (iii) On the basis of a reading of the latest available interim consolidated financial statements (unaudited) of the Company and its Subsidiaries, a reading of the minute books of the Company and its Subsidiaries, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Representatives, nothing came to their attention that caused them to believe that:

              a. the unaudited financial statements included in the Registration Statement do not comply as to form in all material respects with the accounting requirements of the federal securities laws and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis consistent with the basis for the audited financial statements contained in the Registration Statement;

              b. any other unaudited financial statement data included in the Prospectus do not agree with the corresponding items in the unaudited financial statements from which data was derived and any such unaudited data were not determined on a basis consistent with the basis for the corresponding amounts in the audited financial statements included in the Prospectus;

              c. at a specified date not more than five days prior to the date of delivery of such respective letter, there was any change in the capital stock, decline in shareholders' equity or increase in long-term debt of the Company, or any decreases in working capital, net current assets or net assets or other items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheets included in the Prospectus, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letters; and

              d. for the period from the closing date of the latest statements of operations included in the Prospectus to a specified date not more than five days prior to the date of delivery of such respective letter, there were any decreases in net revenues or net income of the Company, or other items appearing on the face of the statement of operations specified by the Representatives, or any increases in any items appearing on the face of the statement of operations specified by the Representatives, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.


             (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company, which appear in the Prospectus and have compared such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

       In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have reasonably determined, after discussions with officers of the Company responsible for financial and accounting matters and with the Accountants, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the shareholders' equity or long-term debt of the Company as compared with the amounts shown in the latest balance sheet of the Company included in the Prospectus, or a material adverse change in total net revenues or net income of the Company, in each case as compared with the corresponding period of the prior year.

      (l) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to you a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and Chief Financial Officer of the Company, in form and substance satisfactory to you, to the effect that:

           (i) Each of the representations and warranties of the Company contained in Section 3 of this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects;

           (ii) Each of the covenants required herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed, and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with by the Company.

       (m) On or prior to the Closing Date, you shall have received the executed agreements referred to in Section 6(n).

       (n) The Shares shall be registered or qualified for offer and sale, or exempt from registration or qualification, in such states as you may reasonably request, and each such registration, qualification or exemption shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Option Closing Date.

       (o) The Shares shall have been duly authorized for quotation and shall have been approved for listing on the Nasdaq National Market upon official notice of issuance.

       (p) No Underwriter shall have advised the Company that the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in your reasonable judgment, is material, or omits to state a fact which, in your reasonable judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

       (q) The Company shall have furnished to you such certificates, in addition to those specifically mentioned herein, as you may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date, if any, of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date, if any, of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to your obligations hereunder.

       (r) The Selling Shareholders or the Attorney-in-Fact shall deliver to the Underwriters a certificate dated the Closing Date and the Option Closing Date, if any, and executed by each Selling Shareholder or the Attorney-in-Fact to the effect that the representations and warranties of the Selling Shareholders shall be true and correct in all material respects as of the Closing Date and the Option Closing Date, if any.

       All such opinions, certificates, letters and documents will be in compliance with the provisions of this Agreement only if they are reasonably satisfactory to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you may request.

       If any of the conditions specified in this Section 7 shall not have been satisfied at or prior to the Closing Date (and, if applicable, the Option Closing Date) or waived by you in writing, this Agreement may be terminated by you pursuant to Section 9 hereof.

       8.  INDEMNIFICATION AND CONTRIBUTION.
           --------------------------------

       (a) The Company will indemnify and hold harmless each Underwriter (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Rule 2700 of the
NASD), the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Company contained herein, (ii) any failure of the Company to perform its obligations hereunder or under law or (iii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or the omission or alleged omission to state in such document a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing indemnity agreement with respect to any
--------  -------
preliminary prospectus or the Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; and further provided, that the Company will not be liable to the
               ------- --------
extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to an Underwriter furnished in writing to the Company by an Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. The Company acknowledges that the information in the last paragraph on the cover page, the paragraphs relating to stabilization on the inside front cover and the statements set forth under the heading "Underwriting" in any preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by you expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

       (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Rule 2700 of the NASD), and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or
Section 20 of the Exchange Act, or any blue sky application or filing, and the Company, its directors, its officers who sign the Registration Statement and each person, if any who controls the Company within the meaning of either such Section, provided, however, that the indemnification obligation of each Selling Shareholder shall be limited to the net proceeds received by such Selling Shareholder with respect to the Shares sold, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement or the Prospectus or in any preliminary prospectus; provided, however, that the foregoing indemnity
                               --------  -------
agreement shall be effective only if Selling Shareholder Shares are sold pursuant to this Agreement; further provided, that the foregoing
                            ------- --------
indemnity agreement with respect to any preliminary prospectus or the Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; and further provided, that the Selling
                                      ------- --------
Shareholders will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to an Underwriter furnished in writing to the Company by an Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. The Selling Shareholders acknowledge that the information in the last paragraph on the cover page, the paragraphs relating to stabilization on the inside front cover and the statements set forth under the heading "Underwriting" in any preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by you expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that each Selling Shareholder might otherwise have.

       (c)  Each Underwriter will indemnify and hold harmless the Company, each Selling Shareholder, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Underwriters, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to you furnished in writing to the Company by you expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus; provided, however,that such indemnity shall
                              --------  -------
not be applicable to any Selling Shareholder if no Selling Shareholder Shares are sold pursuant to this Agreement. The Company acknowledges that the information set forth in the last paragraph on the cover page, the paragraphs relating to stabilization on the inside front cover and the statements set forth under the heading "Underwriting" in any preliminary prospectus and the Prospectus constitute the only information relating to the Underwriters furnished in writing to the Company by the Underwriters expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that the Underwriters might otherwise have.

      (d) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict of interests exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

       (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Underwriters or the Selling Shareholders, then the Company, the Underwriters and the Selling Shareholders will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters and the Selling Shareholders, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who may be liable for contribution) to which the Company, the Underwriters and the Selling Shareholders may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Underwriters and the Selling Shareholders. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative benefits received by the Selling Shareholders shall be deemed to be in proportion to the net proceeds to be received by them in the offering, as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentences is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentences but also the relative fault of the Company, the Underwriters and the Selling Shareholders with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Underwriters or the Selling Shareholders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Underwriters and the Selling Shareholders agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purpose of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), an Underwriter shall not be required to contribute any amount in excess of the underwriting discounts received by it (less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim), and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution maybe made under this Section 8(d), will notify any such party or parties from whom contribution may be sought, but the omission to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

       (f)  The indemnity and contribution agreements contained in this
Section 8 and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by the Underwriters or on their behalf, (ii) acceptance of any of the Shares and payment therefor or
(iii) any termination of this Agreement.

       (g) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act.

       9.  TERMINATION.
           -----------

       The Underwriters' obligations under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any of the Underwriters to the Company (provided, however, that this Section 9 and Sections 6(h), 6(i) and 8 shall be and always remain effective), if, prior to delivery and payment for the Firm Shares (or the Option Shares, as the case may be), in your reasonable judgment, (i) the Company shall have failed, refused or been unable to perform any material agreement on its part to be performed, or because of such condition the Underwriters' obligations hereunder required to be fulfilled are not fulfilled, including, but not limited to, any change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company from that set forth in the Registration Statement or Prospectus which, in your reasonable judgment, is material and adverse; (ii) any condition specified in Section 7 of this Agreement shall not have been satisfied; (iii) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the Nasdaq National Market; (iv) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court of other governmental authority; (v) a general banking moratorium shall have been declared by either federal or state authorities; or (vi) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity, crisis, act of God or hostile act against the United States shall have occurred the effect of any of which is such as to make it, in your reasonable judgment, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

       10.  SUBSTITUTION OF UNDERWRITERS.
            ----------------------------

       If any Underwriter shall fail or refuse to purchase any of the Firm Shares which it has agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares that such defaulting Underwriter agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as you may specify; provided, that in no event shall
                                              --------
the maximum number of Firm Shares which an Underwriter has been obligated to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Firm Shares without the prior written consent of such Underwriter. If an Underwriter shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the non-defaulting Underwriters or the Company for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Shares under this Agreement. In any such case the Underwriters or the Company shall have the right to postpone the Closing Date or Option Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 10 shall not relieve any defaulting Underwriter from liability in respect to any default of such Underwriter under this Agreement.

  11.  DEFAULT BY A SELLING SHAREHOLDER.
       --------------------------------

  If any of the Selling Shareholders shall fail to sell and deliver the number of Selling Shareholder Shares that such Selling Shareholder is obligated to sell, the Underwriters may, at their option, by notice to the Company, either
(a) require the Company to sell and deliver such number of shares of Common Stock as to which the Selling Shareholders have defaulted, (b) elect to purchase the Firm Shares that the Company and the non-defaulting Selling Shareholders have agreed to sell pursuant to this Agreement or (c) terminate this Agreement if the Company shall have refused to sell and deliver to the Underwriters the shares of Common Stock referred to in clause (a) of this Section 11.

  In the event of a default under this Section 11 that does not result in the termination of this Agreement, either the Underwriters or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. No action taken pursuant to this
Section 11 shall relieve the Company or the Selling Shareholder so defaulting from liability, if any, in respect of such default.

  12.  MISCELLANEOUS.
       -------------

  All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, first class postage prepaid, sent via reliable overnight delivery service, sent by facsimile (and by one of the two preceding methods), delivered by hand or telegraphed and confirmed in writing to the Representatives in care of J.C. Bradford & Co., One Buckhead Plaza, 3060 Peachtree Rd., N.W., Suite 1200, Atlanta, Georgia 30305, Attention: Kip Reed Caffey, or if sent to the Company shall be sent by one of the foregoing methods to the Company at 1325 Northmeadow Parkway, Suite 120, Roswell, Georgia 30075,
Attention: Daniel D. Lensgraf.

  This Agreement has been and is made solely for the several Underwriters' and the Company's and the Selling Shareholders' benefits and of the controlling persons, directors and officers referred to in Section 8, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from an Underwriter.

  This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

  This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

  In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  THE COMPANY, EACH SELLING SHAREHOLDER AND YOU EACH HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

  You hereby represent and warrant to the Company and each Selling Shareholder that you have authority to act hereunder on behalf of the several Underwriters, and any action hereunder taken by you will be binding upon all the Underwriters.

  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Shareholders and you.


                                              Very truly yours,

                                              SATELLINK COMMUNICATIONS, INC.


                                              By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                              SELLING SHAREHOLDERS:



                                              By:
                                                 ---------------------------
                                                 [      ], as Attorney-in-Fact
                                                 for each of the Selling
                                                 Shareholders identified
                                                 on Schedules II and III
                                                    ------------     ---


Confirmed and accepted as of the
date first above written.

J.C. BRADFORD & CO.
MORGAN KEEGAN & COMPANY, INC.

By:  J.C. Bradford & Co.


By:
   ----------------------------
   Name:
   Title:

                                  SCHEDULE I
                                  ----------

                                 Underwriters

                                                    Number of
Name of Underwriter                                Firm Shares
-------------------------                        --------------

J.C. Bradford & Co...............................
Morgan Keegan & Company, Inc.....................
                                                 --------------------
        Total....................................
                                                 ====================

                                 SCHEDULE II
                                 -----------



                          Inside Selling Shareholders



                                                      Number of
                                                        Firm
Name of Selling Shareholder                             Shares
---------------------------                         ---------------
[       ]...........................................
[       ]...........................................
[       ]...........................................
[       ]...........................................
                                                    -----------------
   Total............................................
                                                    =================

                                  SCHEDULE III

                          OUTSIDE SELLING SHAREHOLDERS


                                                       Number of
                                                         Firm
Name of Selling Shareholder                             Shares
---------------------------                          ---------------
[       ]............................................
[       ]............................................
[       ]............................................
[       ]............................................
[       ]............................................
[       ]............................................
[       ]............................................
                                                     -----------------
   Total.............................................
                                                     =================

                                                                       EXHIBIT A


                        [FORM OF OPINION OF FCC COUNSEL]


1. The Company has obtained all authorizations, consents and approvals from the FCC and from state public utility commissions ("PUCs") necessary for the conduct of its business as described in the Registration Statement. All such authorizations, consents and approvals have been duly and validly issued and are in full force and effect, and neither the Company, nor any of its Subsidiaries, are in violation of any of the terms and conditions of any such authorizations, consents or approvals.

2. There is no outstanding adverse judgment, decree or order that has been issued by the FCC or any state PUC against the Company or any of its Subsidiaries or any action, proceeding or investigation pending or threatened by the FCC or any state PUC against the Company or its Subsidiaries that would materially and adversely affect the operation of the Company's business as described in the Registration Statement.

3. The statements in the Registration Statement under the captions "Risk Factors Regulation" and "Business Government Regulation," insofar as such statements purport to describe certain provisions of the Communications Act and rules and regulations of the FCC promulgated thereunder, have been reviewed by us and are correct in all material respects.